UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2014 (May 7, 2014)

AFFINION GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-173105	16-1732155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

AFFINION GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133895	16-1732152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Affinion Group Holdings, Inc., a Delaware corporation (“Affinion Holdings”), and Affinion Group, Inc., a Delaware corporation (“Affinion Group” and, together with Affinion Holdings, the “Company”), with the Securities and Exchange Commission on May 7, 2014 (the “Original Report”), to amend a statement contained in the press release attached as Exhibit 99.1 (the “Press Release”) relating to the Exchange Offer that was incorporated by reference in Item 7.01 and Item 8.01 of the Original Report. Except as specifically amended herein, the Original Report remains unchanged, and all capitalized terms used but not defined herein have the meanings contained in the Press Release.

Item 7.01 Regulation FD Disclosure.

Due to an inconsistency in the calculation of accrued interest, the following statement in the Press Release (which was also summarized in the table contained in the Press Release) was not correct: “Assuming the Settlement Date occurs on June 9, 2014, for each $1,000 principal amount of Existing Notes validly tendered at or prior to the Expiration Time and accepted by us after giving effect to the Exchange Offer Cap and any applicable pro ration, Eligible Holders will receive New Warrants to purchase 341.4322 shares of Class B Common Stock as the Exchange Consideration.”

The correct statement is as follows: “Assuming the Settlement Date occurs on June 9, 2014, for each $1,000 principal amount of Existing Notes validly tendered at or prior to the Expiration Time and accepted by us after giving effect to the Exchange Offer Cap and any applicable pro ration, Eligible Holders will receive New Warrants to purchase 341.1757 shares of Class B Common Stock as the Exchange Consideration.”

Item 8.01 Other Events.

The information set forth in Item 7.01 is incorporated herein by reference into this Item 8.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINION GROUP HOLDINGS, INC.

Date: May 9, 2014	By:	/s/ Gregory S. Miller
	Name:	Gregory S. Miller
	Title:	Executive Vice President and Chief Financial Officer

AFFINION GROUP, INC.

Date: May 9, 2014	By:	/s/ Gregory S. Miller
	Name:	Gregory S. Miller
	Title:	Executive Vice President and Chief Financial Officer

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